UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 26, 2007

Concurrent Computer Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13150	04-2735766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 258-4000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

On December 26, 2007, Concurrent Computer Corporation (the “Company”) received a Nasdaq Staff Deficiency Letter from the Listing Qualifications Department of The Nasdaq Stock Market (the “Staff”) confirming that the Company’s minimum bid price had fallen below $1.00 for 30 consecutive business days and that its securities are, therefore, subject to delisting from the Nasdaq Global Market pursuant to Marketplace Rule 4450(a)(5).  In accordance with Marketplace Rule 4450(e)(2), the Company is provided with one-hundred eighty (180) calendar days, or until June 23, 2008, to regain compliance with the minimum bid price requirement.  If, at any time prior to June 23, 2008, the minimum bid price of the Company’s publicly held shares closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Nasdaq staff will provide written notification that the Company has achieved compliance with the minimum bid price requirement.  If compliance with Rule 4450(a)(5) cannot be demonstrated by June 23, 2008, then the Nasdaq staff will provide written notification to the Company that its securities will be delisted.  At that time, the Company will be permitted to appeal Nasdaq’s determination to a Listings Qualifications Panel.

If the Company receives a Delisting Notice, the Company may appeal the Staff’s determination to delist its securities to a Listing Qualifications Panel.  Alternatively, the Company may apply to transfer its securities to the Nasdaq Capital Market.  The Staff will determine whether the Company meets The Nasdaq Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement.  If it meets the initial listing criteria and the Company’s transfer application is approved, the Staff will notify the Company that it has been granted an additional 180-calendar day compliance period in order to regain compliance with a minimum $1.00 per share bid price requirement.  Currently, the Company meets the initial listing criteria (other than the bid price) for listing on The Nasdaq Capital Market, including the requirement for stockholders’ equity of at least $5 million.  As of September 30, 2007, the Company’s stockholders’ equity was approximately $48.5 million.

The Company will use its best efforts to regain compliance prior to June 23, 2008.

A copy of the Company's press release announcing the notification from Nasdaq is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated December 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 28, 2007.

CONCURRENT COMPUTER CORPORATION

By:	/s/ Emory O. Berry
Emory O. Berry
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1	Press release dated December 28, 2007.